Msftedit 5.41.15.1507;STOCK PURCHASE AGREEMENT

        STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of December __, 2004, by and between StockerYale, Inc., a Massachusetts corporation (the “Company”), and the investor named on the signature page hereof (the “Investor”).

W I T N E S S E T H

        WHEREAS, the Company is offering for sale up to 2,500,000 shares (the “Shares”) of its Common Stock (as defined below) at the price per share of Common Stock negotiated with each purchaser, pursuant to a Confidential Offering Memorandum dated as of November 29, 2004 (the “Memorandum”), this transaction generally being herein referred to as the “Private Placement”; and

        WHEREAS, the Investor desires to purchase from the Company shares of Common Stock on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for good and valuable consideration the receipt of which is hereby acknowledged, the parties agree as follows:

    1.        Definitions. Unless specifically defined herein, capitalized terms used herein have the meaning ascribed to such terms in the Memorandum except that, unless the context requires otherwise, the following terms have the meanings indicated:

        “Business Day” shall mean any day except Saturday, Sunday and any day which shall be in Boston, Massachusetts a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

        “Common Stock” shall mean the Common Stock, par value $0.001 per share, of the Company.

        “Investors” shall mean all of the purchasers of Shares sold in the Private Placement.

        “Person” shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

        “Total Purchase Price” shall mean the aggregate purchase price for all of the Shares sold in the Private Placement.

    2.        Purchase of Common Stock. Subject and pursuant to the terms and conditions set forth in this Agreement, the Company agrees that it will issue and sell to the Investor and the Investor agrees that it will purchase from the Company, at $____ per share of Common Stock (the “Per Share Purchase Price”), _________shares of Common Stock (the “Investor Shares”). The aggregate purchase price for the shares of Common Stock shall be $_________ (the “Aggregate Purchase Price”). The shares of Common Stock are being offered pursuant to the Memorandum.

      3. Deliveries at Closing.

    (a)        Deliveries by the Investor. At the Closing of the transactions contemplated hereby, the Investor shall deliver to the Company the following:

    (1)        the Aggregate Purchase Price by wire transfer of immediately available funds to an account designated by the Company as set forth on Annex V hereto, which funds will be delivered to the Company in consideration of the Investor Shares issued at the closing of the transaction contemplated hereby;

(2) an executed Investor Questionnaire in the form attached as Annex I;

(3) an executed Managed Account Representation Letter in the form attached as Annex II, if the Investor is acting on behalf of a managed account in the purchase of the Investor Shares; and

(4) a completed Registration Statement Questionnaire in the form attached as Annex III.

    (b)        Deliveries by the Company. At the Closing of the transactions contemplated hereby, the Company shall deliver to the Investor one or more certificates representing the Investor Shares registered in the name of the Investor or its nominee(s), as the Investor has specified in writing to the Company.

      4. Representations, Warranties, Covenants and Agreements.

    (a)        Investor Representations, Warranties and Covenants. The Investor represents, warrants and agrees as follows:

    (1)        The Investor has received and reviewed a copy of the Memorandum, and all appendices and supplements (if any) thereto, relating to the Shares and understands that no Person has been authorized to give any information or to make any representations that were not contained in the Memorandum, and the Investor has not relied on any such other information or representations in making a decision to purchase the Investor Shares. The Investor has had access to such financial and other information and has had the opportunity to ask questions and receive answers as deemed necessary in respect of the decision to purchase the Investor Shares, and has consulted with its advisors concerning the proposed investment in the Company. The Investor understands that an investment in the Company involves a high degree of risk for the reasons, among others, set forth under the caption “Risk Factors” in the Memorandum.

(2) The Investor has decided to invest in the Shares and, in making the decision to so invest, is not in any way relying on the fact that any other Person has decided to invest in the Shares.

    (3)        The Investor represents that the Investor (or, if applicable, each managed account on whose behalf the Investor Shares are being purchased by such Investor) is an “accredited investor” as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”), as certified by the Investor in the Investor Questionnaire attached hereto as Annex I. The Investor further represents that the Investor (or, if applicable, each managed account on whose behalf the Investor Shares are being purchased) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of an investment in the Shares and can bear the economic risk of loss of the entire investment in the Shares being purchased.

    (4)        The Investor understands and expressly acknowledges and agrees that none of the Shares has been, or will be, registered or qualified under the Securities Act, or under any applicable securities laws of any State of the United States (“Applicable State Law”) and therefore may not be offered, sold, transferred, assigned, pledged, hypothecated or otherwise disposed of, directly or indirectly, unless subsequently registered or qualified under the Securities Act and under Applicable State Law or unless an exemption from the registration requirements of the Securities Act and Applicable State Law is available, in each case to the extent permitted by the terms of this Agreement.

(5) The Investor understands and agrees that all certificates representing the Investor Shares shall bear a legend which will be substantially in the form of the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (“APPLICABLE STATE LAW”). THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR APPLICABLE STATE LAW RELATING TO DISPOSITION OF SECURITIES.”

    (6)        The Investor (or, if applicable, each managed account on whose behalf the Investor Shares are being purchased by the Investor) will acquire the Investor Shares pursuant to this Agreement for its own account for investment and not with a view to, or in connection with, the resale or distribution thereof or in any arrangement or understanding with any other persons regarding the distribution of such Investor Shares. The Investor hereby covenants and agrees that, during the six month period following the Closing, the Investor shall execute a lockup agreement, containing a restriction on the sale of Investor Shares for a period terminating on the earlier of the ninetieth day following closing of a primary offering by the Company or the six month anniversary of the Closing, and other standard terms and conditions, with any requesting underwriter participating in a primary offering (as defined in Section 5(a)(1) below).

    (7)        The Investor hereby covenants and agrees with the Company not to, directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish a “put equivalent position” as such term is defined by Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of any Investor Shares, options or warrants to acquire Investor Shares, or securities exchangeable or exercisable for or convertible into Investor Shares owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the Investor or publicly announce the Investor’s intention to do any of the foregoing or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Investor Shares, prior to the date on which the Registration Statement (as defined in Section 5(a)(2)) is declared effective (other than in connection with a sale pursuant to a registration statement effected under Section 5(a)(1) hereof).

    (8)        The Investor hereby covenants and agrees with the Company not to make any sale of the Investor Shares without causing the prospectus delivery requirement under the Securities Act to be satisfied or otherwise complying with the Securities Act, and the Investor acknowledges and agrees that the Investor Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Investor Shares is accompanied by (a) a separate certificate (i) in the form of Annex V hereto, (ii) executed by an officer of, or other authorized person designated by, the Investor, and (iii) to the effect that (A) the Investor Shares have been sold in accordance with a registration statement pursuant to Section 5 hereof and (B) the requirement of delivering a current prospectus has been satisfied; or (b) an opinion of counsel reasonably satisfactory to the Company stating that an exemption from registration is available under the Securities Act. The Investor acknowledges and agrees that, notwithstanding anything else in this Agreement to the contrary, there may be times when the Company may suspend the use of the prospectus forming a part of a registration statement (or otherwise render the registration statement unavailable) in the event that, and during such period as, pending negotiations relating to, or consummation of, a transaction, or the occurrence of any other event, would require additional disclosure of material information by the Company in the registration statement and the Company determines that disclosing such information would (x) adversely affect the Company, (y) make it impractical or inadvisable to cause the registration statement to be filed or to become effective or to amend or supplement the registration statement or (z) otherwise render the Company unable to comply with the requirements of the Securities and Exchange Commission (the “Commission”). In such event, subject to the last sentence of this Section 4(a)(8), the Company may suspend the use of such prospectus until such time as an amendment to such registration statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Investor hereby covenants and agrees that it will not sell any Investor Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Investor written notice of the suspension of the use of said prospectus and ending the date on which the Company gives the Investor written notice that the Investor may thereafter effect sales pursuant to said prospectus. Anything herein to the contrary notwithstanding, the Company does not have the right to suspend the use of such prospectus for a period of more than sixty (60) business days per suspension and the Company may not exercise this right to suspend the use of such prospectus more than two times in any twelve month period.

    (9)        The execution and delivery of this Agreement by the Investor and the performance of this Agreement and the consummation by the Investor or the Investor’s advisory clients, as the case may be, of the transactions contemplated hereby have been duly authorized by all necessary (corporate, in the case of a corporation) action of the Investor and, if applicable, the Investor’s advisory clients; and this Agreement, when duly executed and delivered by the Investor, will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Investor or any of the Investor’s advisory clients, as the case may be.

(10) The Investor represents that:

    (A)        If the Investor is a corporation, it is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to perform its obligations under this Agreement. If the Investor is a limited liability company, it is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (limited liability company and other) to perform its obligations under this Agreement. If the Investor is any other form of business entity, it is duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to perform its obligations under this Agreement.

    (B)        If the Investor is a corporation acting in an advisory capacity, it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to act on behalf of its advisory clients under this Agreement. If the Investor is a limited liability company acting in an advisory capacity, it is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to act on behalf of its advisory clients under this Agreement.

    (C)        If the Investor is a trust, the trustee thereunder has been duly appointed as trustee of such Investor with full power and authority to act on behalf of such Investor and to perform the obligations of such Investor under this Agreement. Furthermore, the trustee under such trust has independently determined that the purchase of the Investor Shares is a suitable investment for such trust as authorized by the terms thereof and applicable laws and regulations.

    (D)        If the Investor is a limited partnership, it is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to perform its obligations under this Agreement.

    (E)        If the Investor is a limited partnership acting in an advisory capacity, it is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to act on behalf of its advisory clients under this Agreement.

    (F)        The execution and delivery of this Agreement and the performance by the Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action of the Investor.

    (G)        If the Investor is a corporation, limited liability company, partnership, trust or other form of business entity, the execution and delivery of this Agreement will not contravene or result in a default under any provision of existing law or regulations to which the Investor is subject, the provisions of its trust instrument, charter, by-laws or other governing documents or any indenture, mortgage or other agreement or instrument to which it is a party or by which it is bound and does not require on its part any approval, authorization, license or filing from or with any foreign, federal, state or municipal board or agency which has not been obtained or duly made.

(H) If the Investor is an individual, the Investor has full power and authority to perform its obligations under this Agreement.

    (11)        The Investor agrees to complete and execute and return to the Company (a) the Investor Questionnaire attached as Annex I to this Agreement representing that the Investor is investing in Shares as an “accredited investor;” (b) if the Investor is acting on behalf of a managed account in the purchase of any Investor Shares, the Managed Accounts Representation Letter attached as Annex II to this Agreement; and (c) the Registration Statement Questionnaire attached as Annex III, in each case together with an executed signature page to this Agreement. The Investor represents and warrants that the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement (as defined in Section 5). If any of the answers provided by the Investor in the questionnaires change prior to the effective date of the Registration Statement, the Investor will provide the Company with prompt written notice of such changes. The Investor further represents and warrants that it is not purchasing the Investor Shares on behalf of any managed account other than as listed in the Managed Account Representation Letter.

    (12)        The Investor has not entered into any contracts, arrangements, understandings or relationships (written or otherwise) with any other Person or Persons (other than the Company or a limited partner/member or affiliate of Investor, which in any case shall not violate any securities laws) with respect to any securities of the Company (including but not limited to transfer or voting of any of the securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies) or the operations, management or control of the Company; the Investor is not bound together, under common control with, in a common enterprise with, or otherwise acting in concert with, any other Person or Persons (other than a limited partner/member or affiliate of Investor, which in any case shall not violate any securities laws) in connection with the transactions contemplated by this Agreement; and the Investor does not own any securities of the Company which are pledged or otherwise subject to a contingency the occurrence of which would give another Person voting power or investment power over such securities.

(13) Except as otherwise set forth in Annex III, as of the date hereof, the Investor does not beneficially own any shares of Common Stock.

    (14)        No state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required for the Investor to enter into this Agreement or otherwise purchase the Investor Shares.

    (15)        The Investor hereby covenants and agrees not to disclose any confidential information provided to the Investor by the Company in the Memorandum or otherwise in connection with the Private Placement with respect to the Company, except as otherwise required by law.

    (b)        Company Representations, Warranties and Covenants. The Company hereby represents, warrants and agrees as follows:

    (1)        The Company has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

    (2)        The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action of the Company and the Agreement has been duly executed and delivered by the Company; and this Agreement, when duly executed and delivered by the Investor, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms.

    (3)        The Investor Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor as contemplated hereby and in accordance with the terms of the Memorandum, the Investor Shares will be validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests in respect of the issuance thereof.

    (4)        The execution and delivery of this Agreement, the consummation by the Company of the transactions herein contemplated and the compliance by the Company with the terms hereof do not and will not (i) violate the Articles of Organization (as amended to date) of the Company, or the By-Laws (as amended to date) of the Company, or (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their properties or assets are subject, or any applicable statute or any order, judgment, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets other than a breach or violation that would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Company (a “Material Adverse Effect”); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, the issue of the Investor Shares or the consummation by the Company of the other transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under Federal or state securities or “blue sky” laws or, with respect to requirements applicable to the Investor and except where the failure to obtain such consents, approvals, authorizations, registrations or qualifications would not reasonably be expected to have a Material Adverse Effect.

    (5)        The information contained in the following documents, which the Company has furnished to the Investor does not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading as of the respective final dates of the documents. Each of the documents listed in (A), (B) and (C) below complied as to form in all material respects with the applicable requirements of the Securities Act or Exchange Act as of the date filed with the Commission.

(A) the Company’s Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2003, as amended (without exhibits);

    (B)        the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004; and

    (C)        the Memorandum.

    (6)        The balance sheets of the Company for the twelve months ended December 31, 2003 have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, are consistent in all material respects with the books and records of the Company and accurately present in all material respects the financial position of the Company and its subsidiaries as of December 31, 2003. There has been no material adverse change in the financial condition or business or results of operations of the Company or its subsidiaries since December 31, 2003, except as disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 and the Memorandum.

    (c)        Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein and in the certificates for the Investor Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Investor of the Investor Shares and the payment therefor.

    5.        Registration of the Shares; Compliance with the Securities Act.

      (a) Registration Rights; Registration Procedures and Expenses.

    (1)        If at any time or times after the date hereof, the Company shall determine or be required to register any shares of its Common Stock or other equity securities for sale under the Securities Act in exchange for cash (whether in connection with a public offering of securities by the Company (a “primary offering”), a public offering of securities by stockholders of the Company (a “secondary offering”) or both), but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable, the Company shall:

(A) Promptly give written notice thereof to each of the Investors.

    (B)        Use commercially reasonable efforts to effect the registration under the Securities Act of all Investor Shares (but not any other shares) which such Investors request to be registered in a writing delivered to the Company within 10 days after such Investors’ receipt of the notice referred to above, subject to subparagraph (iii) below.

    (C)        In the case of the registration of shares of Common Stock by the Company in connection with an underwritten public offering, (a) the Company shall not be required to include any Investor Shares in such underwriting unless the Investors thereof accept the terms of the underwriting as agreed upon between the Company and the underwriter or underwriters selected by it, and (b) if the underwriter(s) determines that marketing factors require a limitation on the number of Investor Shares to be offered, the Company shall not be required to register Investor Shares of the Investors in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in excess of any amount to be registered for the Company, and in the event of any such limitation, the number of Investor Shares of any Investor requesting inclusion in such registration shall be based upon the relative holdings of Common Stock of all Investors requesting such registration (and if any Investor would thus be entitled to include more Investor Shares than such Investor requested to be registered, the excess shall be allocated among other requesting Investors pro rata based upon their relative holdings of Common Stock). All expenses relating to the registration and offering of Investor Shares pursuant to this Section 5(a)(1) and pursuant to Section 5(a)(2) below shall be borne by the Company, except that the Investors shall bear underwriting and selling commissions attributable to their Investor Shares being registered, any transfer taxes on shares being sold by such Investors and the costs of any counsel or other professional advisors engaged by the Investors.

Notwithstanding the foregoing, the Company’s obligations pursuant to this Section 5(a)(1) shall be suspended for so long as the Registration Statement filed pursuant to Section 5(a)(2) is effective.

    (2)        The Company shall:

    (A)        Subject to the provisions of subparagraph (B) of this Section 5(a)(2) and Sections 5(c) and 5(d) below, use commercially reasonable efforts to prepare and file with the Commission within 60 days of the Closing a registration statement on Form S-3 under Rule 415 under the Securities Act (the “Registration Statement”) to enable the public offering and sale of the Investor Shares by the Investor from time to time through the NASDAQ National Market, the over-the-counter market or in privately-negotiated transactions or otherwise.

    (B)        The Company shall use commercially reasonable efforts, subject to receipt of necessary information from the Investor, to cause the Registration Statement to become effective within 120 days after the Closing.

    (C)        Promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for a period not exceeding the second anniversary of the Closing, or such shorter period which will terminate on the earlier of the date when (i) the Shares held by the Investor may be sold without registration under the Securities Act or (ii) all of the Shares covered by such Registration Statement have been sold pursuant to such Registration Statement or otherwise.

    (D)        Promptly furnish to the Investor with respect to the Investor Shares registered under the Registration Statement (and to each underwriter, if any, of such Investor Shares) such number of copies of the Registration Statement and any amendment or supplement thereto and of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act as the Investor shall reasonably request.

    (E)        Promptly file documents required of the Company for customary “blue sky” clearance in states specified in writing by the Investor and reasonably required by the Investor in order to resell its Investor Shares; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

    (F)        Promptly inform the Investor when any stop order by the Commission has been issued with respect to the Investor Shares and use commercially reasonable efforts to promptly cause such stop order to be withdrawn.

    (G)        Take such other actions as may reasonably be necessary to effect the registration of the resale of the Investor Shares on a registration statement on Form S-3 in accordance with the terms of this Agreement and to allow such Investor Shares to trade in the same market system or exchange where the Company’s Common Stock then trades.

    (H)        File the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any holder of Investor Shares, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), all to the extent required from time to time to enable the Investor to sell Investor Shares without registration under the Securities Act within the limitations provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission; provided, however, that, except as otherwise expressly provided in this Section 5(a)(2)(H), nothing in this Agreement shall require the Company to file reports under the Securities Act or the Exchange Act, to register any of its securities under the Exchange Act, or to make publicly available any information concerning the Company at any time when it is not required by law or by any agreement by which it is bound to do any of the foregoing.

A questionnaire related to the Registration Statement to be completed by the Investor is attached hereto as Annex IV.

    (b)        Transfer of Shares. The Investor agrees not to effect any disposition of the Investor Shares or the right to purchase the Investor Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in Sections 5(a)(1) and (2) or pursuant to an exemption from registration under the Securities Act. The Investor agrees to promptly notify the Company of any changes in the information set forth in any registration statement regarding the Investor Shares or the Investor.

    (c)        The Investor hereby acknowledges and agrees that in the event that the Company makes any filing with the SEC in connection with a primary underwritten offering within 30 days following the Closing Date, the time period for preparing and filing a Registration Statement as contemplated by Section 5(a)(2) above shall be extended until September 23, 2003 and the Company shall use commercially reasonable efforts, subject to the receipt of necessary information from the Investor, to cause the Registration Statement to become effective as promptly thereafter as practicable.

    (d)        Postponement. The Company may postpone the filing or effectiveness of any registration statement to be filed pursuant to this Section 5 for a reasonable period of time if (i) the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement and (ii) the Board of Directors of the Company determines in good faith that such disclosure would have a material adverse effect on any such confidential negotiations or other confidential business activities or would be materially detrimental to the Company.

    (e)        Indemnification and Contribution.

         (1) For the purpose of this Section 5(e):

    (A)        The term “Selling Shareholder” shall include the Investor, officers, directors, trustees, or any affiliate of such Investor and each person, if any, who controls the Selling Shareholder within the meaning of the Securities Act and

    (B)        The term “Registration Statement” shall include (i) the Registration Statement and any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement and (ii) any registration statement filed in connection with Section 5(a)(1) and any final prospectus, exhibit, supplement or amendment included in or relating to such registration statement; and

    (2)        The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Selling Shareholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any such untrue statement or omission made in such Registration Statement in reliance upon written information furnished to the Company by or on behalf of such Selling Shareholder for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained in Sections 4(a)(7) and 5(b) hereof respecting sale of the Shares or any statement or omission in any prospectus that is corrected or made not misleading in any subsequent prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor. The Company will reimburse such Selling Shareholder, as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

    (3)        The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Sections 4(a)(7) and 5(b) hereof respecting sale of the Shares, or any untrue statement of a material fact contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon written information furnished by or on behalf of the Investor for use in preparation of the Registration Statement, provided, however, that such Investor shall not be liable in any such case to the extent that the Investor has furnished in writing to the Company information expressly for use in such Registration Statement or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company prior to the filing of the Registration Statement, and if furnished to the Company after the filing of the Registration Statement, has notified the Company of such information immediately upon its occurrence or the Investor’s knowledge of its occurrence. The Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. In no event shall the liability of the Investor hereunder be greater in amount than the dollar amount of the proceeds received by such Investor (net of any underwriting discount) upon the sale of the Shares giving rise to such indemnification obligation.

    (4)        Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5(e), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party or parties in accordance with the provisions of this Section 5(e).

    (5)        If the indemnification provided for in this Section 5(e) from the indemnifying person is determined by a court of competent jurisdiction to be unavailable to an indemnified person hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying person and indemnified persons in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying person and indemnified persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying person or indemnified persons, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 5(e), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(e), no Investor shall be required to contribute any amount in excess of the dollar amount of the proceeds received by such Investor (net of any underwriting discount) upon the sale of the Shares giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    (f)        Termination of Conditions and Obligations. The conditions precedent imposed by Section 4(a)(8) or this Section 5 upon the transferability of the Investor Shares shall cease and terminate as to any particular number of the Investor Shares when such Investor Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the registration statement covering such Investor Shares or when such Investor Shares shall have been sold or otherwise disposed following receipt by the Company of an opinion of counsel satisfactory to the Company stating that an exemption from registration is available under the Securities Act to sell or otherwise dispose of such Investor Shares.

    (g)        Information Available. So long as a registration statement is effective covering the resale of the Investor Shares, the Company will furnish to the Investor:

    (1)        As soon as practicable after available (but in the case of the Company’s Annual Report to Shareholders, within one hundred twenty (120) days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K or equivalent form, (iii) its Quarterly Reports to Shareholders, (iv) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q or equivalent form, and (v) a full copy of the particular registration statement covering the Shares (the foregoing, in each case, excluding exhibits); and

    (2)        Upon the reasonable request of the Investor, all exhibits to the reports and registration statement provided to the Investor pursuant to subparagraph (1) of this Section 5(g) and all other information that is made available to shareholders;

(3) Upon the reasonable request of the Investor, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the registration statement covering the Investor Shares and will otherwise reasonably cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters.

      6. Miscellaneous.

    (a)        Remedies. It is understood and agreed that any breach of the provisions of this Agreement by either party hereto will result in irreparable injury to the other party hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which such party may have, such party may enforce its rights by actions for specific performance (to the extent permitted by law).

    (b)        Fees and Expenses. Each of the parties hereto shall be responsible for their own expenses incurred in connection with the transactions contemplated hereby. The Company shall reimburse the Investor for its reasonable out-of-pocket expenses, if any, incurred in connection with the procedures in Section 5(a)(2)(A) through (H) hereof, other than fees and expenses, if any, of one counsel or other advisors to all of the Investors upon delivery to the Company of reasonable documentation setting forth such out-of-pocket expenses.

    (c)        Binding Agreement; Assignment. This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The Investor may not assign any of its rights or obligations hereunder to any other person or entity without the prior written consent of the Company.

    (d)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by written execution by both parties. By executing this Agreement below, the Investor agrees to be bound by all of the terms, provisions, warranties, covenants and conditions contained herein. Upon acceptance by the Company, this Agreement shall be binding on both parties hereto.

    (e)        Consent To Jurisdiction. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES. FURTHERMORE, EACH INVESTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES OF AMERICA FOR THE DISTRICT OF MASSACHUSETTS IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

    (f)        Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed by first class registered or certified mail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

      if to the Company, to:

         StockerYale, Inc.32
Hampshire RoadSalem,
New Hampshire 03079Attn:
Mark W. Blodgett,

Chief Executive Officer

      with a copy mailed to:

         Goodwin Procter LLPExchange
PlaceBoston,
Massachusetts 02109Attn:
Stuart M. Cable, P.C.

or to such other person at such other place as the Company shall designate to the Investor in writing; and

if to the Investor, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

    (g)        Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one in the same agreement.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

STOCKERYALE, INC.

By:

Name: Title:

Accepted and Agreed as of the date first above written:

Name of Investor (Print)

By: Name: Title Address:

Telephone: Facsimile:

Nominee (name in which Investor Shares are to be registered, if different than name of Investor)

Address of Nominee:

Taxpayer I.D. Number: (if acquired in the name of a nominee, the taxpayer I.D. number of such nominee)